CAVANAL HILL FUNDS
Supplement dated September 17, 2012
to the Prospectus of the
Opportunistic Fund
Prospectus
dated December 31, 2011

At a meeting of the Board of Trustees (the “Board”) of the Cavanal Hill Funds (the “Fund”) held on September 6, 2012, the Board unanimously approved certain modifications to the Investment Advisory Agreement between the Funds and Cavanal Hill Investment Management, Inc. The Investment Advisory Fee was reduced to 135 bps (annual rate in one-hundredths of one percent of average daily net assets) and the Adviser agreed to waive or assume certain expenses so that the common expenses (excluding 12b-1 fees) for each Class of the Opportunistic Fund do not exceed the following annual rates: (a) A Share Class: 189 bps; (b) Investor Share Class: 214 bps; (c) Institutional Share Class: 164 bps

Effective immediately, the following information replaces the information contained in the sections of the Prospectus identified below (all other information contained in the Prospectus remains unchanged).

Annual Fund Operating Expenses Table and Example Revised

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment).	A	Investor	Institutional
	Shares	Shares	Shares
Management Fees	1.35%	1.35%	1.35%
Distribution/Service (12b-1) Fees	0.25%	0.25%	-
Other Expenses
Shareholder Servicing Fees	0.10%	0.25%	0.25%
Other Expenses†	0.36%	0.36%	0.36%
Total Other Expenses	0.46%	0.61%	0.61%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.09%	2.24%	1.99%
Less Fee Waivers‡	-0.20%	-0.10%	-0.35%
Total Annual Fund Operating Expenses After Fee Waiver	1.89%	2.14%	1.64%
† Other Expenses are based on estimated amount for the current fiscal year.
‡ The Adviser has contractually agreed to waive or assume certain expenses so that the common expenses (other than extraordinary expenses and Acquired Fund Fees and Expenses) for each Class do not exceed 1.64% plus class-specific fees until December 31, 2012. The Administrator has contractually agreed to waive 0.10% of its Administrator Fees. Contractual waiver of the Administration Fee is in place for the period through December 31, 2012 and may only be terminated or modified with the approval of the Fund’s Board of Trustees. Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees if you buy A Shares or Institutional Shares through such affiliates.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Year
A Shares	$731	$1,151
Investor Shares	$217	$691
Institutional Shares	$167	$591

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.

CH-SP2-0912